UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

Midwest Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

delaware	001-39812	020-0362426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 817-5701

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value	MDWT	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Midwest Holding Inc., a Delaware corporation (the “Company” or “Midwest”), with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 30, 2023, by and among the Company, Midas Parent, LP, a Delaware limited partnership (“Parent”) and an affiliate of Antarctica Capital, LLC, and Midas Merger Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On December 21, 2023 (the “Closing Date”), the Company completed its merger with Merger Sub pursuant to the terms of the Merger Agreement, whereby Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.001 per share (the “Company Common Stock”) (other than (i) Company Common Stock held by Parent or the Company or any of their respective wholly owned subsidiaries, which, in each case, was cancelled and retired and ceased to exist, and no consideration was delivered in exchange therefor (“Cancelled Shares”), and (ii) any shares of Company Common Stock who properly exercise appraisal rights under Delaware law ("Dissenting Shares”)), outstanding immediately prior to the Effective Time, was cancelled and converted into the right to receive $27.00 per share in cash, without interest (the “Merger Consideration”).

Further, pursuant to the Merger Agreement:

(i)	At the Effective Time, each option to acquire shares of Company Common Stock (a “Company Stock Option”) that was then vested and exercisable or held by a non-employee director or certain identified individuals (whether or not then vested or exercisable) and each option to acquire shares of Company Common Stock that vested upon the Merger under the terms applicable thereto (each, a “Vested Company Option”) and that was outstanding under any plan or arrangement pursuant to which incentive equity-based awards had been granted (“Company Stock Plans”) immediately prior to the Effective Time was cancelled and converted into the right of the holder thereof to receive an amount in cash, without interest, equal to the product of: (i) the aggregate number of shares of Company Common Stock subject to such Vested Company Option; multiplied by (ii) the excess, if any, of the Merger Consideration over the per share exercise price under such Company Stock Option, less any applicable withholding tax, and any Vested Company Option with a per share exercise price that was equal to or greater than the Merger Consideration was cancelled as of the Effective Time without payment;

(ii)	Each Company Stock Option that was not a Vested Company Option (each, an “Unvested Company Option”) that was outstanding immediately prior to the Effective Time was cancelled and replaced with a right to receive an amount in cash, without interest, equal to (a) the number of shares of Company Common Stock for which such Unvested Company Option had not then been exercised multiplied by (b) the excess, if any, of the Merger Consideration over the per share exercise price of such Unvested Company Option, which amount was subject to the same vesting terms and payment timing as applied to the cancelled and replaced Unvested Company Options, except that in the event that the holder’s continued service with Parent and its affiliates is terminated by Parent or any of its affiliates other than for cause or by the holder for good reason or as a result of death or disability, then, subject to the holder’s (or the holder’s estate’s, as applicable) timely execution and non-revocation of a general release of claims in favor of the Company, Parent and their respective affiliates, and continued compliance with any applicable restrictive covenants in favor of Parent or an affiliate thereof in effect at the time of such termination, all such amounts will be immediately payable to the holder; provided that any Unvested Company Option with a per share exercise price that was equal to or greater than the Merger Consideration was cancelled as of the Effective Time without payment;

(iii)	At the Effective Time, each restricted stock unit award for shares of Company Common Stock (each, a “Company Restricted Stock Unit Award”) that was then vested or held by a non-employee director or certain identified individuals (whether or not then vested) and each Company Restricted Stock Unit Award that vested upon the Merger under the terms applicable thereto (each, a “Vested Company RSU”) and that was outstanding under any Company Stock Plan immediately prior to the Effective Time was cancelled and converted automatically into the right to receive an amount in cash, without interest, equal to the product of: (a) the aggregate number of shares of Company Common Stock subject to such Vested Company RSU; multiplied by (b) the Merger Consideration, less any applicable withholding tax; and

(iv)	Each Company Restricted Stock Unit Award (or portion thereof) that was not a Vested Company RSU (each, an “Unvested Company RSU”) outstanding immediately prior to the Effective Time was cancelled and replaced with a right to receive an amount in cash, without interest, equal to (a) the number of shares of Company Common Stock subject to such award of Unvested Company RSUs as of immediately prior to the Effective Time multiplied by (b) the Merger Consideration, which amount was subject to the same vesting terms and payment timing as applied to the cancelled and replaced Unvested Company RSUs, except that in the event that the holder’s continued service with Parent and its affiliates is terminated by Parent or any of its affiliates other than for cause or by the holder for good reason or as a result of death or disability, then, subject to the holder’s (or the holder’s estate’s, as applicable) timely execution and non-revocation of a general release of claims in favor of the Company, Parent and their respective affiliates, and continued compliance with any applicable restrictive covenants in favor of Parent or an affiliate thereof in effect at the time of such termination, all such amounts will be immediately payable to the holder.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 1, 2023, and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

On the Closing Date, the Company entered into that certain First Amendment to Credit Agreement (the “First Amendment”) by and among the Company, as Borrower, Midwest Intermediate HoldCo 2 LLC, as Holdings, each lender party thereto and Royal Bank of Canada, as Administrative Agent and Collateral Agent, which amends that certain Credit Agreement, dated as of November 22, 2022, by and among the Company, as Borrower, the lenders from time to time party thereto, Royal Bank of Canada, as Administrative Agent and Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date, the “Original Credit Agreement”; the Original Credit Agreement as amended by the First Amendment, the “Amended Credit Agreement”) to, among other things, permit the Merger, extend the maturity date of the commitments by three years to December 20, 2026 and increase pricing by 25 basis points. In addition, the First Amendment lowered (i) the minimum risk-based capital ratio covenant trigger to 250% with respect to American Life & Security Corp (“American Life”) (provided that, if the minimum risk-based capital ratio is less than 300% as of the last day of any fiscal quarter, the Company shall within 180 days take actions permitted under the Credit Agreement to restore such ratio to a ratio equal to or greater than 300%) and (ii) the required minimum A.M. Best rating to “B+” (or an equivalent rating from another nationally recognized statistical rating organization) with respect to American Life.

The foregoing description of the Original Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Original Credit Agreement, a copy of which was filed as Exhibit 10.34 to the Company’s most recent Annual Report on Form 10-K filed by the Company with the SEC on March 27, 2023, and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 21, 2023, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the NASDAQ Capital Market (“NASDAQ”) that the Merger had been consummated and requested that NASDAQ suspend trading of the Company Common Stock following the closing of trading on the Closing Date. The Company also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, at the Effective Time, holders of shares of Company Common Stock (other than Cancelled Shares and Dissenting Shares), Company Stock Options and Company Restricted Stock Unit Awards ceased to have any rights in connection with their holding of such securities (other than the right to receive (i) with respect to Company Common Stock, the Merger Consideration, as described in Item 2.01, and (ii) with respect to Company Stock Options and Company Restricted Stock Unit Awards, the consideration described in Item 2.01).

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Georgette Nicholas, Mike Minnich, Kevin Sheehan, Yadin Rozov, Nancy Callahan, Diane Davis, John Hompe, and Firman Leung, ceased to be directors on the Company’s board of directors or any committee thereof.

Further, effective as of the Effective Time, until successors are duly elected or appointed and qualified in accordance with law, (i) the directors of Merger Sub in place as of immediately prior to the Effective Time became the directors of the Surviving Corporation and (ii) the officers of the Company in place as of immediately prior to the Effective Time became the officers of the Surviving Corporation.

The employment agreements entered into by and between Merger Sub and each of Georgette Nicholas and Mike Minnich, dated as of April 30, 2023, will become effective on and following the consummation of the Merger. A description of such employment agreements is set forth under the heading “The Merger - Arrangements with Parent” in the Proxy Statement filed by the Company with the SEC on June 16, 2023, and such description is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time and pursuant to the terms of the Merger Agreement, the Company’s certificate of incorporation and bylaws as in effect immediately prior to the Merger were each amended and restated in their entirety (the “Amended and Restated Certificate of Incorporation” and the “Second Amended and Restated Bylaws,” respectively). A copy of the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of April 30, 2023, by and among Midwest Holding Inc., Midas Parent, LP, and Midas Merger Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2023).

3.1	Amended and Restated Certificate of Incorporation of Midwest Holding Inc.

3.2	Second Amended and Restated Bylaws of Midwest Holding Inc.

10.34†	Revolving Credit Facility between Midwest Holding Inc., the lenders party thereto and Royal Bank of Canada, dated November 22, 2022 (incorporated by reference to Exhibit 10.34 to the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2023).

†	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2023	MIDWEST HOLDING INC.

	By:	/s/ Georgette C. Nicholas
Name: Georgette C. Nicholas
Title: Chief Executive Officer